FEDERATED MASTER TRUST



SUPPLEMENT TO PROSPECTUS DATED JANUARY 31, 1998

At a meeting to be held on March 29, 1999, shareholders of the Fund will be asked to vote on the changes described below. If approved by shareholders, these changes will take effect as of April 1, 1999, except Proposal 6, which will occur on or after April 23, 1999. Shareholders will be notified if any of these changes are not approved.

Please keep this supplement for your records.

Shareholders will be asked to consider proposals:

     (1)  To elect nine Trustees.

     (2)  To ratify the selection of the Trust's independent auditors.

     (3)  To make changes to the Trust's fundamental investment policies:

          (a) To amend the Trust's fundamental investment policy on diversification of its investments;

          (b) To make non-fundamental, and to amend, the Trust's fundamental investment policy regarding maturity of money market instruments;

          (c) To make non-fundamental the Trust's fundamental investment policy prohibiting investment in securities to exercise control of an issuer;

          (d) To make non-fundamental, and to amend, the Trust's ability to invest in the securities of other investment companies;

          (e) To make non-fundamental the Trust's fundamental investment policy regarding the types of money market instruments which the Trust is permitted to purchase;

          (f) To make non-fundamental the Trust's ability to invest in unrated securities;

          (g) To make non-fundamental the Trust's fundamental investment policy regarding the description of bank instruments that the Trust may purchase;

          (h) To make non-fundamental the Trust's fundamental investment policy regarding the description of commercial paper that the Trust may purchase; and

          (i) To make non-fundamental, and to amend, the Trust's fundamental investment policy regarding pledging assets to secure permitted borrowings.

     (4) To eliminate the Trust's fundamental investment policy on concentration and to reserve freedom to concentrate investments in the domestic banking industry.

     (5) To approve an amendment and restatement to the Trust's Declaration of Trust to require the approval of a "1940 Act" majority of shareholders in the event of the sale and conveyance of the assets of the Trust to another trust or corporation;

     (6) To approve a proposed Agreement and Plan of Reorganization between the Trust and Money Market Obligations Trust, on behalf of its series, Federated Master Trust (the "New Fund"), whereby the New Fund would acquire all of the assets of the Trust in exchange for shares of the New Fund to be distributed PRO RATA by the Trust to its shareholders in complete liquidation and termination of the Trust.

                                                                January 21, 1999

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Federated Investors

Federated Securities Corp., Distributor

Federated Investors, Inc.
Federated Investors Tower
1001 Liberty Avenue
Pittsburgh, PA 15222-3779
www.federatedinvestors.com

Cusip 314214107
G02544-02(1/99)